SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.

          Date of Report (Date of Earliest Event Reported): May 6, 2003
                                                            -----------


                           ASHCROFT HOMES CORPORATION
             (Exact name of registrant as specified in its charter)


   Colorado                      0-33437                         31-1664473
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(State or other                (Commission                   (I.R.S. Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)

  56 Inverness Drive East, Suite 105
       Englewood, Colorado                                            80112
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(Address of Principal Executive Offices)                            (Zip Code)



        Registrant's telephone number including area code: (303) 799-6194
                                                           --------------



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On May 6, 2003, Ashcroft Homes Corporation (the "Company"), as approved by the Board of Directors, engaged A.J. Robbins P.C. as its principal accountant and independent auditor for the fiscal year ending December 31, 2003. The former accountant, Hausser + Taylor, LLP, resigned on May 6, 2003.

     The reports of Hausser + Taylor, LLP for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years and the subsequent interim period, there were no disagreements with Hausser + Taylor, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Hausser + Taylor, LLP, would have caused Hausser + Taylor, LLP to make reference to the matter in their report. Further, there were no reportable events as that term is described in Item 304(a)(1)(iv)(B) of Regulation S-K during any of those periods.

     The Company has requested Hausser + Taylor, LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter will be filed as Exhibit 16 with an amendment to this Form 8-K.

     During the two most recent fiscal years and the interim period since the end of the last fiscal year, the Company has not consulted A.J. Robbins P.C. regarding any matter requiring disclosure in this Form 8-K.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     c.   Exhibits.

          16. Letter from former certifying accountant, Hausser + Taylor, LLP will be filed in an amendment to this report.

                                    SIGNATURE


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ASHCROFT HOMES CORPORATION



Date:    May 12, 2003                     By:   /s/ Joseph A. Oblas
       -----------------                       ---------------------------------
                                               Joseph A. Oblas, President




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                                  EXHIBIT INDEX

Exhibit
Number                Description
------                -------------------------------------------------------

16.                   Letter from Hausser + Taylor, LLP, dated May ___, 2003.